REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) dated as of February 9, 2015 by and among root9B Technologies, Inc., a Delaware corporation (the “Company”); and the stockholders of the Company (collectively, the “Stockholders” and, each, an “Stockholder”) listed on the signature page of this Agreement.

WHEREAS, the Company and IPSA International, Inc., a Nevada corporation (“IPSA”) are parties to that certain Agreement and Plan of Merger dated February 6, 2015 (the “Merger Agreement”), pursuant to which the Stockholders acquired that number of Common Shares (as defined below) in the amount set forth on the signature page of this Agreement;

WHEREAS, in connection with the Merger Agreement, and pursuant to the terms thereof, the Company desires to grant certain registration rights to the Stockholders on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions.  As used herein, the following terms shall have the following meanings.

“Affiliate” shall mean, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise)

“Common Shares” means shares of the Company’s common stock, par value $.001 per share and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation or other corporate reorganization).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Family Member” shall mean, in respect of any Stockholder, (i) such Stockholder’s spouse, parent, siblings, descendants (including adoptive relationships and stepchildren) and the spouses of each such natural persons; (ii) any trust for the benefit of Stockholder or any of the foregoing.

“Permitted Transferee” shall mean, in respect of any Stockholder which is an individual, a Family Member of such Stockholder, and as to any Stockholder which is not an individual, the owners of such Stockholder or a Family Member thereof, but only the first such transferee from the original holder of Registrable Securities shall be permitted, in each case to the extent such Person agrees to be bound by the terms of this Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a bank, a trust company, a land trust, a business trust, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization, whether or not it is a legal entity.

“Public Offering” means a public offering of Common Shares or any other type of equity securities pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any successor form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any successor form.

“Registrable Securities” means (i) all Common Shares acquired by, or issued or issuable to, any of the Stockholders (including such Common Shares subsequently transferred to any Permitted Transferee) on or after the date hereof (other than Indemnity Shares as defined in the Merger Agreement) and (ii) all Common Shares issued or issuable directly or indirectly with respect to any Common Shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an effective registration statement under the Securities Act with respect to the sale of such securities and in accordance with such registration statement, or which may then be sold to the public without restriction as to amount or manner of sale, in compliance with Rule 144 or free from the terms of Rule 144 as set forth therein.

“Registration Expenses” means all expenses (other than underwriting discounts and commissions) incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing and distributing expenses, messenger and delivery expenses, fees and expenses of custodians, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ system, fees and disbursements of counsel for the Company and the underwriters and all independent certified public accountants and other Persons retained by the Company and reasonable fees and expenses of one counsel for all of the holders of Registrable Securities participating in such registration (selected by the holders of a majority of the Registrable Securities as a group participating in such registration).

“Rule 144” means Rule 144 of the General Rules and Regulations under the Securities Act (or any successor rule thereto or any complementary rule thereto).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

2. Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to register (a “Piggyback Registration”) any of its Common Shares under the Securities Act for its own account or for the account of any holder of Common Shares, in each case, in a Public Offering, the Company will give prompt written notice to all holders of Registrable Securities (in any event no later than 30 days prior to the filing of the applicable registration statement) of its intention to effect such a registration and of such holders’ rights under this Section 2(a), which notice will be sent to the addresses set forth in the Company’s records.  Upon the written request of any holder of Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall include in such Piggyback Registration (subject to the provisions of this Agreement) all Registrable Securities requested to be registered pursuant to this Section 2(a), subject to Section 2(b) below, with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice; provided that any such holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

(b)           Priority on Primary Registrations.  If a Piggyback Registration is initiated as a primary underwritten or directed (placement agency) Public Offering of securities by the Company and the managing underwriters or lead placement agent advise the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in their opinion the number of Common Shares requested to be included in such Piggyback Registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), then the Company will include in such Piggyback Registration (i) first, the number of Common Shares the Company proposes to sell, (ii) second, the Registrable Securities permitted to be included in such registration, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (iii) third, the number of Common Shares requested to be included in such Piggyback Registration, in such manner as the Company may determine.

(c)           Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten or directed (placement agency) Public Offering by holders of Common Shares other than Registrable Securities, and the managing underwriters or lead placement agent advise the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in their opinion the number of Common Shares to be included in such Piggyback Registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), then the Company will include in such Piggyback Registration (i) first, the number of Common Shares requested to be included therein by the holders requesting such registration and by the holders of Registrable Securities as to permitted amounts of Common Shares, pro rata from among such holders according to the number of Common Shares (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, requested by such holders to be so included, and (ii) second, other Common Shares requested to be included in such registration, in such manner as the Company may determine.

(d)           Registration Expenses.  The Company will pay all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration has become effective.

3. Registration Procedures.  Whenever the holders of Registrable Securities request that any Registrable Securities be registered pursuant to this Agreement, the Company will use reasonable commercial efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)           prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable commercial efforts to cause such registration statement to become effective (provided that within a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by holders of a majority of Registrable Securities to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the prompt review and reasonable comment of such counsel, and, as to the content relating to the holders of the Registrable Securities, approval of such counsel), and upon filing such documents, the Company shall promptly notify in writing such counsel of the receipt by the Company of any written comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any written request by the SEC for the amending or supplementing thereof or for additional information with respect thereto;

(b)           promptly notify each holder of Registrable Securities of the effectiveness of each registration statement and any time a supplement to any prospectus forming a part of such registration statement has been filed, and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or, if such registration statement relates to an underwritten or directed (placement agency) offering, such longer period as, in the opinion of counsel for the underwriters or placement agent, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by any underwriter, placement agent or dealer or such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(c)           furnish to each seller of Registrable Securities included in the registration statement such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)           use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subsection or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any jurisdiction where it would not otherwise be subject to general service of process but for this subsection);

(e)           promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, is required to be updated, or upon discovery of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will, as soon as reasonably practicable, file and furnish to all sellers a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(f)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(g)           enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of Registrable Securities included in the registration or their underwriters or placement agent, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided that no holder of Registrable Securities shall have any indemnification or contribution obligations inconsistent with Section 4 hereof;

(h)           make available for inspection by any holder of Registrable Securities included in the registration, or any of their underwriters or placement agents participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter or placement agent, all relevant financial and other records, corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information and participate in due diligence sessions reasonably requested by any such seller, its underwriter, placement agent, attorney, accountant or agent in connection with such registration;

(i)           otherwise use reasonable commercial efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement no later than the time required for filing the applicable periodic report, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j)           use all reasonable commercial efforts to prevent the issuance of any stop order (“Stop Order”) suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and, in the event of such issuance, the Company shall immediately notify the holders of Registrable Securities included in such registration statement of the receipt by the Company of such notification and shall use its best efforts promptly to obtain the withdrawal of such order;

(k)           use all reasonable commercial efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(l)           request one or more “cold comfort” letters, dated the effective date of such registration statement (and, if such registration includes an underwritten or directed (placement agency) Public Offering, dated the date of the closing under the underwriting or placement agency agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter or lead placement agent may reasonably expect;

(m)           request a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) in customary form and covering such matters of the type customarily covered by legal opinions of such nature if requested by the managing underwriter or lead placement agent;

(n)           If any such registration or comparable statement refers to any seller by name or otherwise as the seller of any securities of the Company and if in such seller’s sole and exclusive judgment, such seller is or might be deemed to be an underwriter or a controlling person of the Company, such seller shall have the right to (i) require the insertion therein of language, in form and substance satisfactory to such seller and presented to the Company in writing and not inconsistent with the rules and regulations of the SEC, to the effect that the holding by such seller of such securities is not to be construed as a recommendation by such seller of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such seller will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such seller by name or otherwise is not required by the Securities Act or any similar federal statute then in force, require the deletion of the reference to such holder; provided, that with respect to this clause (ii), if requested by the Company, such seller shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company; and

(o)           All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.

4. Indemnification.

(a)           By the Company.  The Company agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Securities in a registration statement of the Company, its officers, directors, members, managers, employees, agents, stockholders, general and limited partners and Affiliates, each underwriter, broker or other Person acting on behalf of such holder of Registrable Securities, and each other Person, if any, who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation and relating to action or inaction in connection with any such registration, disclosure document or other document and shall reimburse such seller, its officer, director, member, employee, agent, stockholder, partner, Affiliate or controlling Person for any reasonable legal or other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by such seller, its officer, director, member, employee, agent, stockholder, partner, Affiliate or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein.  In connection with an underwritten or directed Public Offering, the Company will indemnify the underwriters, placement agents, their officers, directors, agents and employees and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Securities.

(b)           By the Sellers.  In connection with any registration statement in which a holder of Registrable Securities is participating, each such seller will furnish to the Company in writing such information and affidavits about such seller as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) and the other sellers of Registrable Securities against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller which authorizes its use in the applicable document; provided, that the obligation to indemnify will be individual, not joint and several, for each seller and will be limited to the gross amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)           Claim Procedures.  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent it may wish, with counsel reasonably satisfactory to the indemnified parties.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed) and the indemnifying party shall not, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which: (i) does not include as an unconditional term thereof a full release from all liability in respect of such claim or litigation provided by the claimant or plaintiff to such indemnified party; (ii) includes an admission of fault or culpability by any indemnified party; or (iii) commits any indemnified party to take, or refrain from taking, any action adverse to such party.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay (i) the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim or (ii) any settlement made by any indemnified party without such indemnifying party’s consent (but such consent will not be unreasonably withheld or delayed).

(d)           Survival; Contribution.  The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, agent or employee and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such indemnified party (within the meaning of the Securities Act), and will survive the transfer of securities.  The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party, based on relative fault of the parties involved, in the event the Company’s indemnification is unavailable for any reason; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the gross proceeds of such seller from the sale of Registrable Securities effected pursuant to such registration.

5. Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no seller of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such seller and such seller’s intended method of distribution) or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 4(b).

6. Other Piggy Back Rights.   The Company shall not grant piggy back registration rights to any Person that have a priority position (as distinct from a pari passu or subordinate position) with respect to the rights hereunder.

7. Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, or after being received when sent via a nationally recognized overnight courier. Such notices, demands and other communications shall be sent to any holder of Registrable Securities at such holder’s last address on the records of the Company, and to the Company at the address indicated below:

To the Company:

Root9B Technologies, Inc.
4521 Sharon Road
Suite 300
Charlotte, NC  28211
Attn: Brian King COO

With a copy to:

Ruskin Moscou Faltischek, P.C.

East Tower, 15 Floor

1425 RXR Plaza

Uniondale, NY 11556-0190

Attention: Seth I. Rubin, Esq.

or such other address, or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

8. Miscellaneous.

(a)           Remedies.  Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)           Amendments and Waivers.  The provisions of this Agreement may be amended or waived only upon the prior written consent of (i) the Company and (ii) the holders of at least a majority of the number of Registrable Securities and any amendment or waiver to which such written consent is obtained will be binding upon the Company and all holders of Registrable Securities.  No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(c)           Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and Permitted Transferees of the parties. The Company shall assign its rights and obligations hereunder to any successor to its assets or business.

(d)           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(e)           Counterparts; Facsimile.  This Agreement may be executed simultaneously in two or more counterparts (each of which may be transmitted electronically), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(f)           Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(g)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule. Any dispute hereunder shall be heard only in the federal and state courts sitting in the County of New Castle, State of Delaware, and the party prevailing shall be entitled to recover its reasonable legal fees and expenses from the party not prevailing.

(h)           No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(i)           Transfer.  Prior to transferring any Registrable Securities (other than a transfer pursuant to which such securities cease to be Registrable Securities) to any Person to whom transfer of the rights hereunder is permitted, the Person transferring such Registrable Securities will cause the prospective transferee to execute and deliver to the Company, a joinder to this Agreement substantially in the form of Exhibit A hereto pursuant to which the prospective transferee agrees to be bound by this Agreement to the same extent as the Person transferring such Registrable Securities with respect to the Registrable Securities so transferred.

(j)           Entire Agreement.  This instrument contains the entire agreement of the parties hereto on the subject matter hereof.

*     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

ROOT9B TECHNOLOGIES, INC.

By:

      Name:  Brian King

      Title:    COO

STOCKHOLDER:

By:
Name:
Address:

Number of Common Shares: __________________

[Continuation of Signature Page to this Registration Rights Agreement]

EXHIBIT A

FORM OF JOINDER TO

REGISTRATION RIGHTS AGREEMENT

THIS JOINDER to the Registration Rights Agreement dated as of _______ ___, 2015 by and among root9B Technologies, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company (the “Agreement”), is made and entered into as of _________ by and between the Company and _________________ (“Holder”).  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, Holder has acquired _____ Registrable Shares from ___________.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.           Agreement to be Bound.  Holder hereby (i) acknowledges that it has received and reviewed a complete copy of the Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and be entitled to all of the benefits of a holder of Registrable Securities thereunder.  The parties hereby agree that all Common Shares held by Holder shall be deemed Registrable Securities and Registrable Securities for all purposes of the Agreement.

2.           Successors and Assigns.  Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder, but shall not be further assigned by the Holder.

3.           Notices.  For purposes of Section 7 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]
[Address]

4.           Counterparts.  This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

6.           Descriptive Headings.  The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

[Continuation of Signature Page to this Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Registration Rights Agreement as of the date set forth in the introductory paragraph hereof.

ROOT9B TECHNOLOGIES, INC.

By:

     Name:

     Title:

[HOLDER]

By:

     Name:

     Title: